SUMMARY PROSPECTUS — August 1, 2013 DoubleLine Low Duration Bond Fund

Share Class (Ticker): Class I (DBLSX) Class N (DLSNX)

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its principal risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.doublelinefunds.com/documents.html. You can also get this information at no cost by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, both dated August 1, 2013, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated March 31, 2013.

Investment Objective

The Fund’s investment objective is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fees for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I		Class N
Management Fees	0.35%		0.35%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses (including any sub-transfer agent accounting or administrative services)	0.18%		0.18%
Acquired Fund Fees and Expenses[1]	0.01%		0.01%
Total Annual Fund Operating Expenses	0.54%		0.79%
Fee Waiver and/or Expense Reimbursement[2]	(0.06%	)	(0.06%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.48%		0.73%

[1]

Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including exchange-traded funds and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

[2]

The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 0.47% for Class I shares and 0.72% for Class N shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation is expected to apply until at least July 31, 2014, except that it may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class I	Class N
1 Year	$49	$75
3 Years	$167	$246
5 Years	$296	$433
10 Years	$671	$972

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks current income by investing principally in debt securities of any kind. The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters. The Fund may also invest in corporate debt obligations (including foreign hybrid securities); asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); inflation-indexed bonds; bank loans and assignments; income-producing securitized products, including collateralized loan obligations; preferred securities; and other instruments bearing fixed or variable interest rates of any maturity.

The Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may vary significantly from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time. The Fund may invest in individual securities of any maturity or duration.

In managing the Fund’s investments, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and include consideration of:

•	security selection within a given sector;

•	relative performance of the various market sectors;

•	the shape of the yield curve; and

•	fluctuations in the overall level of interest rates.

Under normal circumstances, the Fund intends to invest primarily in fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest up to 50% of its total assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Adviser to be of comparable credit quality. Those instruments include high yield, high risk bonds, commonly known as junk bonds.

The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value. The Fund may use futures contracts and other derivatives to gain long or short exposure to one or more physical commodities or indexes of commodities.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Bonds include bonds, debt securities and fixed income and income-producing instruments of any kind issued by governmental or private-sector entities. Most bonds consist of a security or instrument having one or more of the following characteristics: a fixed-income security, a security issued at a discount to its face value, a security that pays interest or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The Adviser interprets the term bond broadly as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.

The Fund may invest in other investment companies or pools, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles.

Portfolio securities may be sold at any time. Sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target.

Principal Risks

Since the Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	debt securities risks:

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credit risk: the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities, including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt securities will decline in value because of increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•

financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•

inflation-indexed bond risk: the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates, in a manner unanticipated by the Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETF, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	junk bond risk: the risk that these bonds have a higher degree of default risk and may be less liquid and subject to greater price volatility than investment grade bonds.

•

leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market risk: the risk that the overall market will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments.

•

mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment.

•

U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so involve credit risk greater than investments in other types of U.S. Government securities.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	1.20%	Quarter ended March 31, 2012
Lowest:	0.48%	Quarter ended December 31, 2012

Calendar year-to-date total return for the Fund’s Class I shares as of June 30, 2013 was 0.24%.

Average Annual Total Returns (for the periods ended December 31, 2012)

Low Duration Bond Fund	One Year	Since Inception (September 30, 2011)
Class I
Return Before Taxes	3.55%	3.83%
Return After Taxes on Distributions	2.68%	3.04%
Return After Taxes on Distributions and Sale of Fund Shares	2.30%	2.80%
Class N
Return Before Taxes	3.32%	3.53%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	0.50%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Investment Adviser

DoubleLine Capital LP (an “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Philip A. Barach	Since the Fund’s inception in 2011	President
Bonnie Baha	Since the Fund’s inception in 2011	Portfolio Manager
Luz M. Padilla	Since the Fund’s inception in 2011	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem Class I and Class N shares on any business day (except on holidays when the principal U.S. bond markets are closed, such as Columbus Day or Veterans’ Day) by written request via mail (DoubleLine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 877-DLine11 (877-354-6311), or through authorized dealers, brokers, or other service providers (“financial intermediaries”). Purchases and redemptions by telephone are only permitted if you previously submitted appropriate authorization. The minimum initial and subsequent investment amounts for different types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Minimum Initial Investment for Regular Accounts/IRAs	Subsequent Investments for Regular Accounts/IRAs*
Class I Shares	$100,000/$5,000	$100/$100
Class N Shares	$2,000/$500	$100/$100

*	A $100 minimum subsequent purchase amount applies for automatic investment plans.

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain financial intermediaries also may have their own investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Fund reserves the right to change or waive the minimum initial and subsequent investment amounts without prior notice or to waive the minimum investment amounts for certain intermediaries or investors in its discretion.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Return Address:

333 S. Grand Ave., Suite 1800    Los Angeles, CA 90071    1 (877) DLINE11 or 1 (877) 354-6311

fundinfo@doubleline.com    www.doublelinefunds.com